Exhibit 3.7

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 02:00 PM 10/15/2996
960299115 - 2673463

CERTIFICATE OF LIMITED PARTNERSHIP

OF

AMERICAN ENTERPRISES MPT, L.P.

The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, hereby certifies as follows.

FIRST: The name of the limited partnership is American Enterprises MPT, L.P.

SECOND: The name and address of the Registered Agent is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.

THIRD: The name and mailing address of the sole general partner is as follows:

American Enterprises MPT Corp.

9211 Forest Hill Avenue, Suite 109

Richmond, Virginia 23235

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of American Enterprises MPT, L.P. as of October 15, 1996.

American Enterprises MPT Corp.
General Partner

By:	/s/ Michael G. Ryan
Name:	Michael G. Ryan
Title:	Vice President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 05/28/1997
971172754 – 2673483

FIRST
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF LIMITED PARTNERSHIP
OF
AMERICAN ENTERPRISES MPT, L.P.

American Enterprises MPT, L.P. (the “Partnership”), a Limited partnership formed under the Delaware Revised Uniform Limited Partnership Act (the “Act”), for the purpose of amending its Certificate of Limited Partnership pursuant to the provisions of Section 17-202 of the Act, does hereby certify as follows:

1.                                       The name of the limited partnership is:

American Enterprises MPT, L.P.

2.                                       Article First of the Certificate of Limited Partnership is amended by deleting such Article First and replacing it with the following so that, as amended, Article First shall read in its entirety as follows:

“FIRST: The name of the limited partnership is Ameridrives International, L.P.”

IN WITNESS WHEREOF, the undersigned have caused this First Certificate of Amendment to the Certificate of Limited Partnership of the Partnership as of April 25, 1997.

AMERICAN ENTERPRISES MPT, L.P.

By:	American Enterprises MPT Corp., General Partner

	By:	/s/ Philip W. Knisely
Philip W. Knisely
President